Exhibit 99.9

EXHIBIT 5 - PROJECTIONS:   FOOTNOTES

BALANCE SHEET

1. Cash and cash equivalents - Decrease in balance from 6/30/01 to 12/31/01 resulting from (a) Portland Sale Proceeds ($10mm) staying with UniCapital Corporation, (b) elimination of reserve ("Tax Reserve") maintained at the company's lease servicer for payment of lease-related sales and property taxes ($4mm) by assumption and (c) elimination of lease finance collection accounts ($40mm) from projection by assumption.

      Projection assumes no timing differences between collection of sales and property taxes from lessees and the payment to taxing authorities, and assumes the 6/30/01 Tax Reserve used to settle Post-petition accounts payable and accrued expenses in a like amount. Projection assumes no timing differences between collection of payments and the application to debt service.

2 Accounts and notes receivable - $4mm of 6/30/01 balance related to non-Debtor Subsidiaries known as special purpose entities ("SPEs"), which amount assumed to be collected and applied toward the debt of the non-Debtor SPEs. Decrease in remaining 6/30/01 balance resulting from the following:

                        6/30/01                  2001        2002       2003
         Receivables    Balance Write-Offs Collection  Collection Collection
         -----------    ------- ---------- ----------  ---------- ----------
        Property Tax        8.5        4.0                    3.0        1.5
  Big Ticket Related        4.4        0.2       1.3          2.9
   Other Receivables        3.2        2.5       0.7
    Notes Receivable        5.9                  5.9
                        -----------------------------------------------------
               Total       22.0        6.7       7.9          5.9        1.5


      Collection related to a note receivable in the amount of $5.0mm in form of collateral repossession. See "Investment in minority owned affiliates" comment for details. Proceeds from certain collections are applied to repay associated debt balances.

      Projection assumes creation of new receivables related to aircraft and aircraft engine assets (known as "Big Ticket" assets), which new receivables are collected by year-end 2002.

3. Net investment in direct financing and sales type leases - Decrease in balance from 6/30/01 to 12/31/01 resulting from net write-offs ($81mm) and ordinary runoff ($134mm). During Projection period, net investment balances decrease as a result of management's portfolio performance and realization assumptions.

4. Equipment under operating lease, net - Decrease in balance from 6/30/01 to 12/31/01 in part due to repossession by lenders of aircraft assets in 2001 ($53mm), with balance representing runoff of Equipment Leases categorized as operating leases. Decrease during 2002 in part due to the sale of aircraft assets ($49mm), with balance representing runoff of Equipment Leases categorized as operating leases. During Projection period, net investment balances decrease as a result of management's portfolio performance and realization assumptions.

5. Equipment held for sale/lease - Decrease in balance from 6/30/01 to 12/31/01 resulting primarily from sale of aircraft engines ($7.5mm) and write-off of miscellaneous inventory ($7.5mm). The 12/31/01 balance, comprised primarily of aircraft and aircraft engine equipment, assumed to be sold during 2002.

6. Deferred tax benefit - Balance as of 6/30/01 is made up almost entirely of tax net operating losses, as reflected on the 12/31/00 consolidated federal tax return of the company, tax effected at an estimated 38% tax rate (representing a combined federal and state rate). Subsequent period changes in this balance result from the generation/use of future estimated tax net operating losses, tax effected at the same 38% rate.

7. Investment in minority owned affiliates - Investment represents company's investment in Aircraft Finance Trust ("AFT"), which investment increased from 6/30/01 balance resulting from the repossession of collateral in satisfaction of a note receivable offset by net losses of AFT. Investment balance changes during Projection period as a result of projected AFT income.

8.    Other assets - Balances decrease as follows:


                        6/30/01                  2001        2002       2003
        Other Assets    Balance Write-Offs Collection  Collection Collection
        ------------    ------- ---------- ----------  ---------- ----------
           Retainers        1.7                             1.7
    Debt Issue Costs        3.9        3.9
     Prepaid Amounts        0.6        0.6
  Restricted Escrows        5.4                  5.0        0.4
 Restricted Deposits        0.9                  0.4        0.5
        Misc. Assets        0.7        0.3       0.4
                        --------------------------------------------------------
               Total       13.2        4.8       5.8        2.6

      Restricted Escrows and Restricted Deposits are collected and simultaneously surrendered to secured lenders repossessing aircraft collateral in connection with defaulted non-recourse debt. Retainers are assumed to be collected by the Debtors after Professionals are paid in full from cash collateral and the Administration Claims Reserve (without prejudice to right to seek authority to use retainers for such payments).

9. Recourse debt - Recourse debt balances as of 6/30/01 represent outstanding balances under the Pre-Petition Lender Indebtedness and a recourse loan secured by Class B securities issued in connection with the company's 1999-equipment lease securitization. The recourse debt balance projected after 6/30/01 represents the Pre-Petition Lender Indebtedness, reduced during the Projection period by distributions pursuant to the terms of the Plan.

10. Non-recourse and limited recourse debt - Balance as of 6/30/01 includes non-recourse secured debt of non-Debtor special purpose entities, non-recourse debt secured by aircraft and non-recourse and limited recourse debt secured by the Reorganized Debtors' equipment lease assets. All balances are assumed to be serviced by cash flow from the related assets during the Projection period.

11. Pre-petition accrued interest - Balance represents portion of the Allowed Class 1 Claim related to pre-Petition interest.

12. Post-petition accrued interest - Balance represents (a) portion of the Allowed Class 1 and 2 Claims related to post-Petition interest, (b) as of 6/30/01, accrued interest related to the debt of non-Debtor special purpose entities ($4.1mm) and (c) as of 6/30/01, portion of various Allowed Class 3 claims related to post-petition interest ($743k). Interest on all other debt, the secured debt of the non-Debtor special purpose entities and the various Class 3 claims after 6/30/01, is assumed to be paid during period in which it accrues. As such, interest on all other debt flows through the income statement, but does not appear on the balance sheet.

13. Pre-petition accounts payable and accrued expenses - Balance as of 6/30/01 assumed to be handled as Class 5 claims pursuant to the Plan.

14. Post-petition accounts payable and accrued expenses - $4.2mm of the 6/30/01 balance represents sales taxes payable, which amounts are projected to be settled by the decrease in cash from 12/31/01 to 12/31/02, and $2.9mm of the 6/30/01 balance represents payables of the non-Debtor special purpose entities. The payables of the non-Debtor special purpose entities are assumed to be satisfied out of cash flow from such entities' assets. During the Projection period, expenses are assumed to be satisfied in the period in which they accrue. Accordingly, projected expenses flow through the income statement but do not appear on the balance sheet.

15. Security and other deposits - Decrease in balance from 6/30/01 to 12/31/01 primarily resulting from forfeiture of aircraft assets to secured lenders repossessing such assets in connection with defaulted non-recourse debt and assumption by such lenders of deposit and reserve responsibilities ($8mm). Further decrease in 2002 resulting from sale of assets and assumption by buyers of deposit and reserve responsibilities ($8mm).

16. Deferred tax liability - Balance as of 6/30/01 is made up of the estimated differences in the book and federal tax basis in the company's assets and liabilities, calculated as of 12/31/00; tax effected at an estimated 38% tax rate (representing a combined federal and state rate). Subsequent period changes in this balance result from the future estimated changes in the book and federal tax basis in the assets; tax effected at the same 38% rate. The following table summarizes the significant differences in book and tax basis, by category:




                                         6/30/01   12/31/01    12/31/02   12/31/03     12/31/04    12/31/05   12/31/06

                   Bad Debt Reserves      (54.3)     (10.0)       (6.0)      (4.0)        (2.0)       (1.0)        0.0
          Big Ticket W/downs & Dep'n      (91.5)     (60.4)           -          -            -           -          -
    Inv. in Minority Owned Affiliate        40.3       63.8        94.1      121.7        148.5       175.2      199.8
       Engines - Acc't Method (ss.481)      72.6       48.4        24.2          -            -           -          -
       Leases - Acc't Method & Dep'n       181.8      127.3        76.4       50.9         25.5        12.7        0.0
               All Other Differences      (58.7)     (17.8)      (10.7)      (7.1)        (3.6)       (1.8)        0.0
                                          ----------------------------------------------------------------------------
                               Total        90.1      151.3       178.0      161.5        168.4       185.1      199.8
                  Tax Effected Total        34.3       57.5        67.7       61.4         64.0        70.3       75.9



17. Deferred operating revenue - Decrease in balance through 12/31/01 primarily resulting from reclassification of $4mm to offset direct finance lease balance. Balance of deferred operating revenue ($2mm as of 6/30/01 and $1.6mm as 12/31/01) related to Japanese Leveraged Lease on 2 leased aircraft. Such amounts will be taken into income monthly with balance, if any, recognized at disposition of related aircraft.

INCOME STATEMENT

18. Selling, general and administrative expenses - SG&A for six months ending 6/30/01 includes (a) the posting of a reserve for notes receivable related to the sale of aircraft in prior years ($16.7mm),
      (b) the posting of a reserve for accounts receivable at VRL-UCP, Inc. (f/k/a Varilease Corporation) and aircraft lease rent owed in connection with defaulted leases ($7.8mm), (c) the write-off of PP&E ($1.2mm), and (d) the loss on sale of a residual interest in a joint venture ($2.5mm).

      SG&A for six months ending 12/31/01 includes $81mm of lease contract write-offs. Deteriorating portfolio performance and reinstatement of suspended write-off policy caused unusual activity in second half of 2001.

      Generally, SG&A includes, as an offset to expense, credit and collections realizations on written-off contracts.



Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)

                                                                 Pro forma                Projection                 Projection
                                                               June 30, 2001           December 31, 2001        December 31, 2002
                                                            -----------------          -----------------        -----------------


ASSETS

  Cash and cash equivalents                                          54,696                        1,000                   1,000
  Accounts and Notes receivable                                      26,056                        7,378                   1,500
  Net investment in direct financing and sales-type leases          733,529                      518,208                 333,208
  Equipment under operating leases, net                             158,871                       88,123                  16,158
  Equipment held for sale/lease                                      34,294                       18,761                    --
  Deferred Tax Asset                                                 84,963                      161,658                 179,800
  Investments in minority owned affiliates                           17,817                       16,236                  16,756
  Other assets                                                       13,220                        2,552                    --
                                                                 ----------                   ----------              ----------
     Total assets                                                 1,123,445                      813,916                 548,422
                                                                 ==========                   ==========              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

  Recourse debt                                                     223,914                      208,000                 181,933
  Non-recourse and limited recourse debt                            831,222                      608,938                 368,247
  Pre-petition Accrued Interest                                       2,800                        2,800                   2,800
  Post-petition Accrued Interest                                      7,980                       19,469                  35,912
  Pre-petition Accounts payable and accrued expenses                 23,519                           --                      --
  Post-petition Accounts payable and accrued expenses                 7,094                           --                      --
  Security and other deposits                                        18,808                        8,457                      --
  Deferred Tax Liability                                             34,252                       57,487                  67,654
  Deferred Operating Revenues                                         6,165                        1,622                      --
                                                                 ----------                   ----------              ----------
     Total liabilities                                            1,155,754                      906,773                 656,546
                                                                 ----------                   ----------              ----------

Stockholders' equity

  Common Stock                                                           57                           --                      --
  Additional paid-in capital                                        817,663                           --                      --
  Retained earnings                                                (850,029)                     (92,857)               (108,124)
                                                                 ----------                   ----------              ----------
     Total stockholders' equity                                     (32,309)                     (92,857)               (108,124)
                                                                 ----------                   ----------              ----------
                                                                 ----------                   ----------              ----------
     Total liabilities and stockholders' equity                   1,123,445                      813,916                 548,422
                                                                 ==========                   ==========              ==========

(table continued)

Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)

                                                                 Projection                   Projection              Projection
                                                          December 31, 2003            December 31, 2004       December 31, 2005
                                                          -----------------            -----------------       -----------------


ASSETS

  Cash and cash equivalents                                           1,000                        1,000                   1,000
  Accounts and Notes receivable                                          --                           --                      --
  Net investment in direct financing and sales-type leases          187,597                      103,735                  52,438
  Equipment under operating leases, net                               5,049                        2,391                   1,773
  Equipment held for sale/lease                                          --                           --                      --
  Deferred Tax Asset                                                179,639                      189,617                 203,717
  Investments in minority owned affiliates                           18,281                       20,953                  24,892
  Other assets                                                           --                           --                      --
                                                                 ----------                   ----------              ----------
     Total assets                                                   391,566                      317,696                 283,820
                                                                 ==========                   ==========              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

  Recourse debt                                                     170,057                      161,969                 161,181
  Non-recourse and limited recourse debt                            225,500                      154,776                 113,999
  Pre-petition Accrued Interest                                       2,800                        2,800                   2,800
  Post-petition Accrued Interest                                     51,023                       65,286                  79,173
  Pre-petition Accounts payable and accrued expenses                     --                           --                      --
  Post-petition Accounts payable and accrued expenses                    --                           --                      --
  Security and other deposits                                            --                           --                      --
  Deferred Tax Liability                                             61,357                       64,009                  70,347
  Deferred Operating Revenues                                            --                           --                      --
                                                                 ----------                   ----------              ----------
     Total liabilities                                              510,738                      448,840                 427,500
                                                                 ----------                   ----------              ----------



Stockholders' equity

  Common Stock                                                           --                           --                      --
  Additional paid-in capital                                             --                           --                      --
  Retained earnings                                                (119,172)                    (131,144)               (143,680)
                                                                 ----------                   ----------              ----------
     Total stockholders' equity                                    (119,172)                    (131,144)               (143,680)
                                                                 ----------                   ----------              ----------
                                                                 ----------                   ----------              ----------
     Total liabilities and stockholders' equity                     391,566                      317,696                 283,820
                                                                 ==========                   ==========              ==========


Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)

(table continued)
                                                                 Projection
                                                          December 31, 2006
                                                          -----------------
ASSETS

  Cash and cash equivalents                                           1,000
  Accounts and Notes receivable                                          --
  Net investment in direct financing and sales-type leases           33,462
  Equipment under operating leases, net                                 625
  Equipment held for sale/lease                                          --
  Deferred Tax Asset                                                215,775
  Investments in minority owned affiliates                           30,169
  Other assets                                                           --
                                                                 ----------
     Total assets                                                   281,031
                                                                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

  Recourse debt                                                     161,554
  Non-recourse and limited recourse debt                            100,216
  Pre-petition Accrued Interest                                       2,800
  Post-petition Accrued Interest                                     93,040
  Pre-petition Accounts payable and accrued expenses                     --
  Post-petition Accounts payable and accrued expenses                    --
  Security and other deposits                                            --
  Deferred Tax Liability                                             75,916
  Deferred Operating Revenues                                            --
                                                                 ----------
     Total liabilities                                              433,526
                                                                 ----------



Stockholders' equity

  Common Stock                                                           --
  Additional paid-in capital                                             --
  Retained earnings                                                (152,495)
                                                                 ----------
     Total stockholders' equity                                    (152,495)
                                                                 ----------
                                                                 ----------
     Total liabilities and stockholders' equity                     281,031
                                                                 ==========



Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)                                                    Pro forma                   Projection              Projection
                                                          Six Months Ending            Six Months Ending             Year Ending
                                                              June 30, 2001            December 31, 2001       December 31, 2002
                                                          -----------------            -----------------       -----------------

 INCOME STATEMENT
   Finance income from direct financing and                          35,887                       20,802                  40,657
         sales-type leases
   Rental income from operating leases                               38,051                       11,782                  25,799
   Sales of equipment                                                 6,860                       73,726                  52,571
   Gain on sale of leases                                               633                         --                      --
   Fees, commissions and remarketing income                          (5,388)                         187                    --
   Interest and other income                                          4,981                       (6,561)                    988
                                                             --------------    -           -------------          --------------
        Total revenues                                               81,024                       99,936                 120,014

   Cost of operating leases                                          20,810                        9,582                  19,151
   Cost of equipment sold                                            10,360                       66,180                  62,758
   Interest expense                                                  55,998                       22,072                  51,434
   Selling, general & administrative expenses                        38,493                       98,146                   8,914
                                                             --------------    -           -------------          --------------
        Total expenses                                              125,661                      195,979                 142,257

                                                             --------------    -           -------------          --------------
 Income from operations                                             (44,637)                     (96,044)                (22,243)
                                                             --------------    -           -------------          --------------

 Provision(benefit) for income taxes                                                             (52,459)                 (6,976)
                                                                               -           -------------          --------------
 Net income                                                                                      (43,585)                (15,267)
                                                                                          ==============          ==============

 TAX CALCULATION

 Book Income (loss)                                                                             (140,681)                (22,243)
 Off B/S Income (loss)                                                                              --                     1,253
                                                                                          --------------          --------------
 Book Taxable Income (loss)                                                                     (140,681)                (20,990)
 Tax Rate                                                                                             38%                     38%
                                                                                          --------------          --------------
 Book provision(benefit) for federal income taxes                                                (53,459)                 (7,976)
 Other Taxes currently due                                                                         1,000                   1,000


 Book to Tax differences                                                                         (61,147)                (26,753)
 Tax Rate                                                                                             38%                     38%
                                                                                          --------------          --------------
 Book to Tax provision(benefit)                                                                  (23,236)                (10,166)
                                                                                          --------------          --------------
 Total provision(benefit) for federal income taxes                                               (75,694)                (17,142)
                                                                                          ==============          ==============

(table continued)

Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)                                                  Projection                    Projection              Projection
                                                               Year Ending                   Year Ending             Year Ending
                                                         December 31, 2003             December 31, 2004       December 31, 2005
                                                            --------------                --------------          --------------


 INCOME STATEMENT


   Finance income from direct financing and                          20,442                        9,712                   3,204
         sales-type leases
   Rental income from operating leases                                6,504                        1,434                     119
   Sales of equipment                                                  --                             --                      --
   Gain on sale of leases                                              --                             --                      --
   Fees, commissions and remarketing income                            --                             --                      --
   Interest and other income                                          1,525                        2,673                   3,939
                                                             --------------               --------------          --------------
        Total revenues                                               28,471                       13,819                   7,262

   Cost of operating leases                                           4,238                        1,065                     394
   Cost of equipment sold                                              --                             --                      --
   Interest expense                                                  35,149                       26,838                  22,610
   Selling, general & administrative expenses                         5,266                        4,215                   3,555
                                                             --------------               --------------          --------------
        Total expenses                                               44,653                       32,118                  26,559

                                                             --------------               --------------          --------------
 Income from operations                                             (16,183)                     (18,299)                (19,297)
                                                             --------------               --------------          --------------

 Provision(benefit) for income taxes                                 (6,327)                      (6,762)                 (5,489)
                                                             --------------               --------------          --------------
 Net income                                                         (11,972)                     (12,535)                 (8,816)
                                                             ==============               ==============          ==============

 TAX CALCULATION

 Book Income (loss)                                                 (16,183)                     (18,299)                (19,297)
 Off B/S Income (loss)                                                   37                         (981)                 (1,129)
                                                             --------------               --------------          --------------
 Book Taxable Income (loss)                                         (16,145)                     (19,281)                (20,425)
 Tax Rate                                                                38%                          38%                     38%
                                                             --------------               --------------          --------------
 Book provision(benefit) for federal income taxes                    (6,135)                      (7,327)                 (7,762)
 Other Taxes currently due                                            1,000                        1,000                   1,000



 Book to Tax differences                                             16,569                       (6,977)                (16,680)
 Tax Rate                                                                38%                          38%                38%
                                                             --------------               --------------          --------------
 Book to Tax provision(benefit)                                       6,296                       (2,651)                 (6,338)
                                                             --------------               --------------          --------------
 Total provision(benefit) for federal income taxes                    1,161                       (8,978)                (13,100)
                                                             ==============               ==============          ==============

(table continued)

Asset LLC
Balance Sheet, Income Statement, and Cashflows
Five Year Forecast
(in thousands)                                                   Projection
                                                               Year Ending
                                                          December 31, 2006
                                                          -----------------


 INCOME STATEMENT

   Finance income from direct financing and                            563
         sales-type leases
   Rental income from operating leases                                   1
   Sales of equipment                                                 --
   Gain on sale of leases                                             --
   Fees, commissions and remarketing income                           --
   Interest and other income                                         5,277
                                                            --------------
        Total revenues                                               5,841

   Cost of operating leases                                            342
   Cost of equipment sold                                             --
   Interest expense                                                 21,116
   Selling, general & administrative expenses                       (1,312)
                                                            --------------
        Total expenses                                              20,146

                                                            --------------
 Income from operations                                            (14,305)
                                                            ==============

 Provision(benefit) for income taxes                                (5,489)
                                                            --------------
 Net income                                                         (8,816)
                                                            ==============
 TAX CALCULATION

 Book Income (loss)                                                (14,305)
 Off B/S Income (loss)                                              (2,772)
                                                            --------------
 Book Taxable Income (loss)                                        (17,077)
 Tax Rate                                                               38%
                                                            --------------
 Book provision(benefit) for federal income taxes                   (6,489)
 Other Taxes currently due                                           1,000



 Book to Tax differences                                           (14,655)
 Tax Rate                                                               38%
                                                            --------------
 Book to Tax provision(benefit)                                     (5,569)
                                                            --------------
 Total provision(benefit) for federal income taxes                 (11,058)
                                                            ==============


 Note:

Provision (benefit) for income taxes for six months ending December 31, 2001 represents the provision (benefit) for the full year ending December 31, 2001



 Asset LLC
 Balance Sheet, Income Statement, and Cashflows
 Five Year Forecast

 (in thousands)                                                                               Projection              Projection
                                                          Six Months Ending            Six Months Ending             Year Ending
                                                            June 30, 2001              December 31, 2001       December 31, 2002
                                                          -----------------            -----------------       -----------------

 CASHFLOW STATEMENT
 Cash flows from operating activities:
    Net Income (loss)                                                                           (43,585)                 (15,267)
    Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
       Depreciation and amortization                                                             11,684                   19,151
      Change in Other Balance Sheet Accounts                                                    (23,815)                   6,944


                                                                                   ---------------------    --------------------
       Net Cash provided (used in) operating activities                                         (55,716)                  10,828


 Cash flows from investing activities:
       Proceeds from sale of finance contracts                                                        -                      356
       Proceeds from sale of equipment                                                           60,348                   70,574
       Collection of finance contracts, net of finance                                          134,569                  185,000
             income earned                                                                            -                        -


                                                                                   ---------------------    --------------------
         Net Cash received (used) in investing activities                                       194,917                  255,930


 Cash flows from financing activities:
       Payment of recourse debt                                                                 (12,434)                 (26,067)
       Payment of non-recourse and limited recourse debt                                       (180,464)                (240,689)


                                                                                   ---------------------  --------------------
        Net cash provided (used) by financing activities                                       (192,898)                (266,756)
                                                                                   ---------------------  --------------------


 Increase (decrease) in cash and cash equivalents                                               (53,696)                      (0)
 Cash and cash equivalents at beginning of period                                                 54,696                   1,000
                                                                                   ---------------------  --------------------


 Cash and cash equivalents at end of period                                                        1,000                   1,000
                                                                                   =====================  ====================





(Table continued)

 Asset LLC
 Balance Sheet, Income Statement, and Cashflows
 Five Year Forecast
(in thousands)                                                  Projection                    Projection             Projection
                                                               Year Ending                   Year Ending            Year Ending
                                                         December 31, 2003             December 31, 2004      December 31, 2005
                                                         -----------------             -----------------      -----------------
 CASHFLOW STATEMENT

 Cash flows from operating activities:
    Net Income (loss)                                              (11,048)                      (11,972)               (12,535)
    Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
       Depreciation and amortization                                 4,238                         1,065                    394
      Change in Other Balance Sheet Accounts                         8,951                         4,263                  2,185


                                                         -----------------             -----------------      -----------------
       Net Cash provided (used in) operating activities              2,141                        (6,644)                (9,956)


 Cash flows from investing activities:
       Proceeds from sale of finance contracts                           -                             -                      -
       Proceeds from sale of equipment                               6,872                         1,592                    224
       Collection of finance contracts, net of finance             145,611                        83,862                 51,298
             income earned                                               -                             -                      -


                                                          -----------------             -----------------      -----------------
         Net Cash received (used) in investing activities          152,482                        85,454                 51,523


 Cash flows from financing activities:
       Payment of recourse debt                                    (11,876)                       (8,087)                  (788)
       Payment of non-recourse and limited recourse debt          (142,749)                      (70,724)               (40,778)


                                                         -----------------             -----------------      -----------------
        Net cash provided (used) by financing activities          (154,625)                      (78,811)               (41,566)
                                                         -----------------             -----------------      -----------------


 Increase (decrease) in cash and cash equivalents                       (0)                            0                      0
 Cash and cash equivalents at beginning of period                    1,000                         1,000                  1,000
                                                         -----------------             -----------------      -----------------


 Cash and cash equivalents at end of period                          1,000                         1,000                  1,000
                                                         =================             =================      =================


(Table continued)

 Asset LLC
 Balance Sheet, Income Statement, and Cashflows
 Five Year Forecast
(in thousands)
                                                                 Projection
                                                                Year Ending
                                                          December 31, 2006
                                                          -----------------
 CASHFLOW STATEMENT

 Cash flows from operating activities:
    Net Income (loss)                                                (8,816)
    Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
       Depreciation and amortization                                    342
      Change in Other Balance Sheet Accounts                          2,102


                                                          -----------------
       Net Cash provided (used in) operating activities              (6,372)


 Cash flows from investing activities:
       Proceeds from sale of finance contracts                           -
       Proceeds from sale of equipment                                  806
       Collection of finance contracts, net of finance               18,976
             income earned                                                -


                                                          -----------------
         Net Cash received (used) in investing activities            19,782


 Cash flows from financing activities:
       Payment of recourse debt                                         373
       Payment of non-recourse and limited recourse debt            (13,782)


                                                          -----------------
        Net cash provided (used) by financing activities            (13,409)
                                                          -----------------


 Increase (decrease) in cash and cash equivalents                         0
 Cash and cash equivalents at beginning of period                     1,000
                                                          -----------------


 Cash and cash equivalents at end of period                           1,000
                                                          =================


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